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                                                                   EXHIBIT 10.15


                      AMENDED AND RESTATED CREDIT AGREEMENT

                            Dated as of June 16, 2000

                                      among

                           CENTRAL PARKING CORPORATION
                          CENTRAL PARKING SYSTEM, INC.
                       CENTRAL PARKING SYSTEM REALTY, INC.
                  CENTRAL PARKING SYSTEM OF MASSACHUSETTS, INC.
                         CPC FINANCE OF TENNESSEE, INC.
                       KINNEY SYSTEM OF SUDBURY ST., INC.
                             ALLRIGHT HOLDINGS, INC.
                                  as Borrowers,

                                       and

              CERTAIN SUBSIDIARIES OF THE BORROWERS, as Guarantors,

                                       and

                          THE LENDERS IDENTIFIED HEREIN

                                       and

                         BANK OF AMERICA, N.A., as Agent

                                       and

                        BANC OF AMERICAL SECURITIES LLC,
                   as Sole Lead Arranger and Sole Book Manager

                                       and

                      SUNTRUST BANK as Documentation Agent

                                       and

                     FLEET BANK, N.A., as Syndication Agent

                                       and

                             THE BANK OF NOVA SCOTIA
                BANK ONE, N.A. (formerly known as NBD Bank, N.A.)
                                BARCLAYS BANK PLC
                            CHASE BANK OF TEXAS, N.A.
                                FIRST UNION BANK,
                                  As Co-Agents


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                     AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment and Restatement", dated as of June 16, 2000, is by and among Central Parking Corporation, Central Parking System, Inc., Central Parking System Realty, Inc., Central Parking System of Massachusetts, Inc., CPC Finance of Tennessee, Inc., Kinney System of Sudbury St., Inc., and Allright Holdings, Inc. (the "Borrowers"), the Guarantors from time to time party hereto, the Lenders from time to time party thereto and Bank of America, N.A., as Agent, as amended (the "Credit Agreement".)

                                   WITNESSETH

         WHEREAS, the Borrowers, the Guarantors, the Lenders, and the Agent have entered into certain Credit Agreement dated March 19, 1999, as amended by that certain Letter Amendment to Credit Agreement dated as of June 25, 1999, as amended by that certain Letter Amendment to Credit Agreement dated as of October 27, 1999, as amended by that certain Amendment and Waiver to Credit Agreement dated as of December 28, 1999, as amended and restated by that certain Amended and Restated Credit Agreement dated as of February 14, 2000 (the "Existing Credit Agreement"); and

         WHEREAS, the Borrowers have requested, and the Lenders have agreed, to amend and restate the Existing Credit Agreement as set forth herein on the terms and subject to the conditions provided herein;

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART 1
                                   DEFINITIONS

         SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment and Restatement, including its preamble and recitals, have the following meanings:

                  "Amended and Restated Credit Agreement" means the Existing Credit Agreement as amended and restated hereby.

                  "Amendment and Restatement Effective Date" is defined in Subpart 3.1.

         SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment and Restatement, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.


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                                     PART 2
             AMENDMENT AND RESTATEMENT OF EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment and Restatement Effective date, the Existing Credit Agreement is hereby amended and restated in the form of an Amended and Restated Credit Agreement dated as of the date hereof, the terms of which shall be identical to the terms of the Existing Credit Agreement except as expressly provided in this Part 2.

         SUBPART 2.1 Amendment to definition of "EBITDA" in Section 1.1. The definition of "EBITDA" is hereby amended in its entirety to read as follows:

                  "EBITDA" means for any period with respect to the Parent and its Subsidiaries on a consolidated basis the sum of Net Income plus Interest Expense, plus all provisions for any Federal, state, local and other domestic and foreign income taxes paid during the applicable period plus depreciation, amortization and other non-cash charges plus non-recurring charges and costs of up to $38,000,000 (net of tax) for the first twelve month period following the Closing Date arising in connection with the Allright Merger as set forth on Schedule 1.1(b), in each case determined in accordance with GAAP applied on a consistent basis. Except as expressly provided otherwise, the applicable period shall be for the four consecutive quarters ending as of the date of determination; provided, however, that for purposes hereof, "EBITDA" shall not include EBITDA attributable to non-Credit Party Subsidiaries of the Parent if the Funded Debt of such Subsidiary has been excluded from the definition of Funded Debt.

         SUBPART 2.2 Amendment to definition of "Funded Debt" in Section 1.1. The definition of "EBITDA" is hereby amended in its entirety to read as follows:

                  "Funded Debt" means, with respect to any Person, without duplication, (i) all Indebtedness of such Person for borrowed money,
         (ii) all purchase money Indebtedness of such Person, including without limitation the principal portion of all obligations of such Person under Capital Leases, (iii) all Guaranty Obligations of such Person with respect to Funded Debt of another Person, (iv) the maximum available amount of all standby letters of credit or acceptances issued or created for the account of such Person, (v) all Funded Debt of another Person secured by a Lien on any Property of such Person, whether or not such Funded Debt has been assumed, provided that for purposes hereof the amount of such Funded Debt shall be limited to the greater of (A)(the amount of such Funded Debt as to which there is recourse to such Person and (B) the fiar market value of the property which is subject to the Lien, (vi) the principal balance outstanding under any Synthetic Lease, and (vii) the principal amount of the subordinated notes issued by the Parent to the PS Subsidiary in connection with the Preferred Stock. The Funded Debt of any Person shall include the Funded Debt of any partnership or joint venture in which such Person is a general partner or joint venturer, but only to the extent to which there is recourse to such Person for the payment of such Funded Debt. Notwithstanding the foregoing, "Funded Debt" shall not include Funded


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         Debt of non-Credit Party Subsidiaries of the Parent to the extent that such Funded Debt is non-recourse to a Credit Party.

                                     PART 3
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1 Amendment and Restatement Effective Date. This Amendment and Restatement shall be and become effective as of the date on which all of the conditions set forth in this Part 3 shall have been satisfied or waived by the Required Lenders (the "Amendment and Restatement Effective Date") and thereafter this Amendment shall be known, and may be referred to, as the "Amended and Restated Credit Agreement."

                  (a) Execution of Counterpart and Documents. The Agent shall have received counterparts of this Amendment and Restatement, which collectively shall have been duly executed on behalf of (i) each of the Borrowers, (ii) each of the Guarantors and (iii) the Required Lenders (as determined prior to giving effect to this Amendment and Restatement).

                  (b) Other Documents. The Agent shall have received such other documentation as the Agent may reasonably request in connection with the foregoing, all in form reasonably satisfactory to the Agent.


                                     PART 4
                                  MISCELLANEOUS

         SUBPART 4.1 Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment and Restatement, (a) no Default or Event of Default exists under the Existing Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         SUBPART 4.2 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Existing Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Existing Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

         SUBPART 4.3 Cross-References. References in this Amendment and Restatement to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment and Restatement.

         SUBPART 4.4. Existing Credit Agreement. As used here in the Existing Credit Agreement, the terms "Agreement", "Credit Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date


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hereof, the Existing Credit Agreement as amended and restated by this Amendment and Restatement.

         SUBPART 4.5 Counterparts/Telecopy. This Amendment and Restatement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment and Restatement by telecopy shall be effective as an original and shall constitute that an original shall be delivered.

         SUBPART 4.6 Governing Law. THIS AMENDMENT AND RESTATEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

         SUBPART 4.7 Successors and Assigns. This Amendment and Restatement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 4.8 General. Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.






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         IN WITNESS WHEREOF the Borrowers, the Guarantors and the Lenders have caused this Amendment and Restatement to be duly executed on this date first above written.


BORROWERS:                      CENTRAL PARKING CORPORATION

                                By: /s/ James J. Hagan
                                   -----------------------------------------
                                Name:  James J. Hagan
                                     ---------------------------------------
                                Title: Senior Vice President and
                                       Chief Financial Officer
                                      --------------------------------------

SUBSIDIARY
GUARANTORS:                     CENTRAL PARKING SYSTEM, INC.

                                By: /s/ James J. Hagan
                                   -----------------------------------------
                                Name:  James J. Hagan
                                     ---------------------------------------
                                Title: Senior Vice President and
                                       Chief Financial Officer
                                      --------------------------------------

                                CENTRAL PARKING SYSTEM REALTY, INC.

                                By: /s/ James J. Hagan
                                   -----------------------------------------
                                Name:  James J. Hagan
                                     ---------------------------------------
                                Title: Senior Vice President and
                                       Chief Financial Officer
                                      --------------------------------------

                                CENTRAL PARKING SYSTEM OF
                                MASSACHUSETTS, INC.

                                By: /s/ James J. Hagan
                                   -----------------------------------------
                                Name:  James J. Hagan
                                     ---------------------------------------
                                Title: Senior Vice President and
                                       Chief Financial Officer
                                      --------------------------------------

                                CPC FINANCE OF TENNESSEE, INC

                                By: /s/ James J. Hagan
                                   -----------------------------------------
                                Name:  James J. Hagan
                                     ---------------------------------------
                                Title: Senior Vice President and
                                       Chief Financial Officer
                                      --------------------------------------

                                KINNEY SYSTEM OF SUDBURY ST, INC.

                                By: /s/ James J. Hagan
                                   -----------------------------------------
                                Name:  James J. Hagan
                                     ---------------------------------------
                                Title: Senior Vice President and
                                       Chief Financial Officer
                                      --------------------------------------

                                ALLRIGHT HOLDINGS, INC.

                                By: /s/ James J. Hagan
                                   -----------------------------------------
                                Name:   James J. Hagan
                                     ---------------------------------------
                                Title: Senior Vice President and
                                       Chief Financial Officer
                                      --------------------------------------